                                   TERM NOTE

$3,000,000                                                   New York, New York
                                                             January 6, 1997


                  This Term Note is executed and delivered under and pursuant to the terms of that certain Revolving Credit, Term Loan and Security Agreement dated as of January 6, 1997 (as amended, supplemented or modified from time to time the "Loan Agreement") by and among BATTERIES BATTERIES, INC., a corporation organized under the laws of the State of Delaware ("BATS"), TAUBER ELECTRONICS, INC., a corporation organized under the laws of the State of California ("TEI"), ADVANCED FOX ANTENNA, INC., a corporation organized under the laws of the State of Delaware ("AFA"), SPECIFIC ENERGY CORPORATION, a corporation organized under the laws of the State of Arizona ("SEC"), BATTERY NETWORK, INC., a corporation organized under the laws of the State of Illinois ("BN"), W.S. BATTERY & SALES COMPANY, INC., a corporation organized under the laws of the State of Illinois ("WSBS") and BATTERY ACQUISITION CORP., a corporation organized under the laws of the State of New York ("BAC") (BATS, TEI, AFA, SEC, BN, WSBS and BAC, each a "Borrower" and, jointly and severally, the "Borrowers"), IBJ SCHRODER BANK & TRUST COMPANY ("IBJS"), each of the other financial institutions named in or which hereafter become a party to the Loan Agreement (IBJS and such other financial institutions, the "Lenders") and IBJS as agent for the Lenders (IBJS in such capacity, the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings as provided in the Loan Agreement.

                  FOR VALUE RECEIVED, Borrowers, jointly and severally, hereby promise to pay to the order of Agent for the ratable benefit of Lenders at its offices located at One State Street, New York, New York 10004 or at such other place as Agent may from time to time designate to Borrowers in writing:

                  (i) the principal sum of THREE MILLION AND 00/100 DOLLARS ($3,000,000.00) payable in accordance with the terms of the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement, earlier termination of the Loan Agreement or earlier prepayment as required pursuant to the terms thereof; and

                  (ii) interest on the principal amount of this Note from time to time outstanding, payable at the Term Loan Rate in accordance with the provisions of the Loan Agreement. Upon and after the declaration of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

                  This Note is the Term Note referred to in the Loan Agreement and is secured, inter alia, by the Liens granted pursuant to the Loan Agreement and the Other Documents, is entitled to the benefits of the Loan Agreement and the Other Documents and is subject to all of the agreements, terms and conditions therein contained.

                  This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

                  If an Event of Default under Section 10.7 of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

                  This Note is being delivered in the State of New York, and shall be construed and enforced in accordance with the laws of such State.

                  Borrowers expressly waive any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                        BATTERIES BATTERIES, INC.
                                        TAUBER ELECTRONICS, INC.
                                        ADVANCED FOX ANTENNA, INC.
                                        SPECIFIC ENERGY CORPORATION
                                        BATTERY NETWORK, INC.
                                        W.S. BATTERY & SALES COMPANY, INC.
                                        BATTERY ACQUISITION CORP.


                                        By: /s/ Ronald E. Badke
                                           -------------------------------
                                        Name: Ronald E. Badke
                                             -----------------------------
                                             Vice President and COO-CEO of the
                                               foregoing corporations

STATE OF NEW YORK      )
                       : ss.:
COUNTY OF NEW YORK     )


                  On the 6th day of January, 1997, before me personally came Ronald Badke, to me known, who being by me duly sworn, did depose and say that he is the VP-COO-CFO of each of Batteries Batteries, Inc., Tauber Electronics, Inc., Advanced Fox Antenna, Inc., Specific Energy Corporation, Battery Network, Inc., W.S. Battery & Sales Company, Inc. and Battery Acquisition Corp., the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by order of the each of the respective boards of directors of said corporations.

                                               /s/ Lisa M. Vaccaro
                                               -------------------------------
                                               Notary Public

                                               LISA M. VACCARO
                                               NOTARY PUBLIC, STATE OF NEW YORK
                                               NO 02VA5049635
                                               QUALIFIED IN NASSAU COUNTY
                                               COMMISSION EXPIRES 9/18/97